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                                                                    EXHIBIT 10.2

                       [LOGO OF UUNET TECHNOLOGIES INC.]

                           Client Referral Agreement

This Client Referral Agreement (the "Agreement") is made this 3rd day of May, 1999, between UUNET Technologies Inc. ("UUNET"), a Delaware corporation, whose address is 3060 Williams Drive, Fairfax, Virginia 22031 and USA Video Interactive ("Company"), a Wyoming corporation, whose address is 70 Essex Street, West Mystic, CT, 06388.

The parties hereto agree as follows:

1. CLIENT REFERRAL PROGRAM DESCRIPTION. Company will earn compensation under this Agreement for a referral submitted to UUNET only if all of the following conditions pertain:

     1.1.  A Lead Information Form (available at
           www.channel.uu.net/contracts/cr) has been submitted to UUNET's designated fax or mail address.
     1.2. UUNET accepts the lead after determining that the prospect is neither an existing UUNET client not an existing prospect for these services.
     1.3. A sale of the UUNET services for which the Lead Information Form was submitted is obtained within one hundred twenty (120) days of initial UUNET contract.
     1.4.  Acceptance of service order at UUNET's sole discretion.

2. COMPENSATION. Compensation rates for referrals are set forward at www.channel.uu.net/contracts/cr. Compensation for each referral shall be based on the compensation rate in effect on the date UUNET received the Company's Lead Information Form. UUNET reserves the right to change the rates effective upon posting to this URL. Payments will be made thirty days from the end of the month in which service provided by UUNET is operational and billable. UUNET reserves the right to charge back to Company any compensation paid in connection with a referred client that cancels or discontinues service within the first six months after service is operational and billable.

3. PRICING AND PRODUCTS. UUNET reserves the right to change its prices and to discontinue any service offering with no advance notice. Company may refer to UUNET's web site at www.usa.uu.net/products/access for current descriptions and pricing on all services.

4. RELATIONSHIPS OF PARTIES. No agency, partnership, joint venture or employment is created as a result of this Agreement. Neither party is authorized to bind the other in any respect whatsoever.

5. TERMINATION. Company's participation hereunder may be terminated with or without cause at any time either by Company or UUNET upon thirty days' written notice. If terminated without cause, UUNET will pay Company all amounts due and owing as of the effective date of such termination and will also pay Company compensation for any qualifying revenue received by UUNET within a 120-day period from the effective date of termination. Such payments shall constitute UUNET's sole obligation to Company following a termination and UUNET's only liability arising from the rights and obligations of the parties under this Agreement.

6. LIMITATION OF LIABILITY. NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY STATED OR IMPLIED HEREIN, NEITHER PARTY SHALL HAVE ANY LIABILITY WHATSOEVER FOR ANY INCIDENTAL, CONSEQUENTIAL, OR SPECIAL DAMAGES SUFFERED BY THE OTHER OR BY ANY ASSIGNEE OR OTHER TRANSFEREE OF THE OTHER, EVEN IF INFORMED IN ADVANCE OF THE POSSIBILITY OF SUCH DAMAGES.

7. CONFIDENTIALITY. Each party's confidential or proprietary information ("Confidential Information") shall be held confidential by the other party. UUNET's performance under this Agreement, the quality of UUNET network performance, and any data provided by UUNET to Company regarding performance of the UUNET network shall be deemed UUNET Confidential Information. Neither party shall disclose the other party's Confidential Information to third parties without the other party's written consent, except as permitted pursuant to this Section. Each party shall disseminate the other party's Confidential Information among its employees only on a need-to-know basis and shall use such Confidential Information only for the purpose of performing its obligations hereunder. To the extent a party is required by applicable law, regulation, or a government agency

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or court order, subpoena, or investigative demand, to disclose the existence or terms of this Agreement, or the other party's Confidential Information, such party shall use its reasonable efforts to minimize such disclosure and obtain an assurance that the recipient shall accord confidential treatment to such Confidential Information, and shall notify the other party contemporaneously of such disclosure. UUNET in its discretion may terminate this Agreement for cause upon ten days' notice and without penalty in the event of any breach of this Section.

8. NO USE OF UUNET TRADEMARKS. Company may not use the name, logo or any other trademarks or service marks of UUNET in any communications, advertising, signage, marketing materials, brochures or any other materials in any medium without UUNET's express advance written permission. Any such permitted use shall be in strict compliance with the use guidelines provided by UUNET. Neither party shall issue any press release, announcement or public statement with respect to this Agreement or the other party without the other party's advance written consent.

9. ENTIRE AGREEMENT. This Agreement constitutes the entire understanding and agreement between the parties and supercedes any and all prior contemporaneous oral or written communications with respect to the subject matter hereof. This Agreement shall not be modified, amended or on any way altered except by an instrument in writing signed by the parties.

10. GOVERNING LAW. This Agreement and the rights of the parties hereunder shall be governed by and interpreted in accordance with the laws of the Commonwealth of Virginia, excluding its laws relating to conflicts of laws. The parties agree that any appropriate state or federal court located in Fairfax County, Virginia, shall have exclusive jurisdiction over any case or controversy arising hereunder, and shall be the proper forum in which to adjudicate such case or controversy.

11. NOTICE. Each notice required or permitted under this Agreement shall be given in writing. Such notice shall be personally delivered; sent by first class mail, postage prepaid and marked for delivery by certified or registered mail, return receipt requested; send by nationally recognized overnight courier; or sent by facsimile addressed to the parties listed below at their respective places of business, or at such other addresses of which notice has been given to the addressing party:

     If to Company:                   If to UUNET:

     USA Video Interactive Corp.      UUNET Technologies Inc.
     -----------------------------    ---------------------------------
     70 Essex Street                  3060 Williams Drive
     -----------------------------    ---------------------------------
     West Mystic, CT  06388           Fairfax, VA  22031
     -----------------------------    ---------------------------------

     Attention: General Counsel       Attention:  General Counsel
                -----------------
     Fax: (860)  572-7753            Fax:  (703)  206-5807
          -----------------------

Such notice shall be deemed delivered upon personal delivery: five days after deposit in the US mail, one day after deposit with such overnight courier and upon actual confirmation of receipt of a facsimile.

12. WAIVER. No failure on the part of either party to exercise, and no delay in exercising, any right or remedy hereunder shall operate as a waiver thereof; not shall any single or partial exercise of any right or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right or remedy granted hereby or by law.

13. ASSIGNMENT. This Agreement shall not be assignable by Company without UUNET's prior written consent.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth above.


Company                                UUNET Technologies Inc.

/s/ Edwin Molina                       /s/ Bradley Wise
-----------------------------------    ---------------------------------------
Signature                              Signature


      Edwin Molina                           Bradley Wise
-----------------------------------    ---------------------------------------
Printed Name                           Printed Name


       President                              Director, Channel Services
-----------------------------------    ---------------------------------------
Title                                  Title


          May 3, 1999                                  5/11/99
-----------------------------------    ---------------------------------------
Date                                   Date


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